Exhibit 32.1

 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Jerome E. Ball, Chief Executive Officer for Forward Industries, Inc. ("Forward"), and Douglas W. Sabra, Chief Financial Officer of Forward, do each certify pursuant to 18 U.S.C. Section 1350 that, to the best of their knowledge:

  Forward's annual report on Form 10-KSB for the fiscal year ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Forward.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 20th day of Novermber 2006.

/s/ JEROME E. BALL
Jerome E. Ball
Chief Executive Officer
(Principal Executive Officer)

/s/Douglas W. Sabra
Douglas W. Sabra
Chief Financial Officer and
Vice President
(Principal Accounting and Financial Officer)